Q3 FY16 Conference Call May 4, 2016

© 2016 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated sales trends for our products as well as our strategies and performance as a standalone company. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to recognize anticipated cost savings, Lumentum’s ability to function successfully as a stand-alone entity, and potential business disruption caused by the separation. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the second fiscal quarter ended December 26, 2015. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal third quarter 2016 earnings press release which is available on our web site, www.lumentum.com, under the investors section. 2

© 2016 Lumentum Operations LLC Q3 FY16 Results (GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Lumentum 13 weeks Lumentum 14 weeks Q3 FY15 Q2 FY16 Q3 FY16 Revenue $198.7 $218.3 $230.4 Gross Margin 57.1 28.7% 68.1 31.2% 62.8 27.3% Operating Expenses 67.9 34.2% 61.9 28.4% 65.1 28.3% Operating income (10.8) (5.4)% 6.2 2.8% (2.3) (1)% EPS (diluted) $0.21 $0.05 $(0.13) Shares-M (diluted) 58.8 59.2 59.2 3

© 2016 Lumentum Operations LLC Q3 FY16 Results (Non-GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Lumentum 13 weeks Lumentum 14 weeks Q3 FY15 Q2 FY16 Q3 FY16 Revenue $198.7 $218.3 $230.4 Gross Margin 60.7 30.5% 71.3 32.7% 74.2 32.2% Operating Expenses 55.4 27.9% 51.7 23.7% 53.9 23.4% Operating income 5.3 2.7% 19.6 9.0% 20.3 8.8% EPS (diluted) $0.11 $0.31 $0.32 Shares-M (diluted) 58.8 60.7 61.5 4

Q3 FY16 Highlights

(Non-GAAP - except balance sheet items)

- Revenue was $230.4M up approximately 6% sequentially and 16% year over year
  - Telecom was up approximately 2% Q/Q and 17% Y/Y
  - Datacom was up approximately 30% Q/Q and 19% Y/Y
  - Laser revenue up approximately 2% Q/Q and 5% Y/Y
  - Industrial & Consumer down approximately 9% Q/Q and up 27% Y/Y
- Datacom achieved a record revenue of $45.5M and growth was driven by 100G products which were up approximately 140% sequentially
- Continued strength on TrueFlex ROADMs, which were up 30% sequentially
- Gross Margin down 50bps due to typical third quarter seasonally higher ASP erosion (~6%) in Optical Communications products
- Lasers Gross Margin expanded to 46.7%
- Cash position of $157M compared with $162M last quarter, and down primarily due to timing certain cash disbursements
- Debt-free

LUMENTUM
© 2016 Lumentum Operations LLC
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© 2016 Lumentum Operations LLC Q3 FY16 Segment Results (Non-GAAP) $ millions, % of revenue Part of Viavi – carveout financials Lumentum 13 weeks Lumentum 14 weeks Q3 FY15 Q2 FY16 Q3 FY16 Revenue $198.7 $218.3 $230.4 Optical Communications 167.2 185.8 197.2 Telecom 119.7 137.9 140.0 Datacom 38.3 35.0 45.5 Industrial & Consumer1 9.2 12.9 11.7 Commercial Lasers 31.5 32.5 33.2 Gross Margin 30.5% 32.7% 32.2% Optical Communications 28.2% 30.7% 29.8% Commercial Lasers 43.2% 43.7% 46.7% 6 1. Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications.

© 2016 Lumentum Operations LLC Balance Sheet 7 Selected Items - $ millions Q2 FY16 Q3 FY16 Cash and Cash Equivalents $161.9 $157.2 Working Capital(1) 159.4 157.1 Property, Plant & Equipment, net 151.4 168.1 Total Assets 682.0 704.9 Total Liabilities 175.3 192.4 Shareholder’s Equity(2) 506.7 512.5 (1) Current assets excluding cash minus current liabilities (2) Includes convertible preferred stock of $35.8M

© 2016 Lumentum Operations LLC Q4 FY16 Guidance (Non-GAAP) 8 $ millions except for EPS, % of revenue 14 weeks Q3 FY16 Actual 13 weeks Q4 FY16 Estimate Revenue $230.4M $232M - $242M Operating Margin 8.8% 8.5 – 10.0% EPS (diluted) $0.32 $0.32 – $0.38 Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.

© 2016 Lumentum Operations LLC Investor Relations Calendar 9 Event Dates J.P. Morgan Technology, Media and Telecom Conference May 23, 2016 B. Riley & Co. Investor Conference May 26, 2016 Stifel Technology, Internet & Media Conference June 7, 2016